UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  April 2, 2018

 LEO MOTORS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53525	81-4108026
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

ES Tower 7F, Teheranro 52 Gil 17, Gangnamgu, Seoul
Republic of Korea		06212
(Address of Principal Executive Offices)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 2, 2018, Leo Members, Inc., a corporation incorporated in the Republic of Korea ("Members") and wholly-owned subsidiary of Leo Motors, Inc. (the “Company”), entered into sale and purchase agreements (the "Agreements"), with individual buyers pursuant to which Members sold an aggregate of four thousand (4,000) shares of common stock of Leo Motors Factory, Inc. (“Leo Factory 1”), an aggregate of three hundred (300) shares of common stock of Leo Motors Factory 2, Inc. (“Leo Factory 2”) and an aggregate of two thousand (2,000) shares of common stock of Leo Trading, Inc. (“Leo Trading”), all of which are subsidiaries of the Company, to the respective buyers for an aggregate of Two Million (2,000,000 KRW) South Korean Won (approximately $1,849 U.S. Dollars), an aggregate of One Million Five Hundred Thousand (1,500,000 KRW) South Korean Won (approximately $1,420 U.S. Dollars), and an aggregate of Two Million (2,000,000 KRW) South Korean Won (approximately $1,849 U.S. Dollars), respectively.

As a result of the transactions pursuant to the Agreements, Members’ interest in each of Leo Factory 1, Leo Factory 2 and Leo Trading decreased from 50% to 49%.

The foregoing description of the Agreements is not complete and is qualified in its entirety by reference to the Agreements, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma consolidated financial statements for the year ended December 31, 2017 are filed herewith as Exhibit 99.1. The unaudited pro forma consolidated financial statements for the three months ended March 31, 2018 will be filed by amendment when available.

(d)	Exhibits.

Exhibit No.	Description
10.1	Sale and Purchase Agreement, dated April 2, 2018
10.2	Sale and Purchase Agreement, dated April 2, 2018
10.3	Sale and Purchase Agreement, dated April 2, 2018
99.1	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: April 6, 2018	By: /s/Shi Chul Kang
Shi Chul Kang
Co-Chief Executive Officer (Principal Executive Officer)